SCHEDULE OF CHANGES IN WORKING CAPITAL (Details) - CAD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Supplemental Cash Flow Information
(Increase) in due from related party	$ (154)	$ (22)
(Increase) in prepaid expenses	(9)	(15)
(increase) in Sales tax receivable and deferred RTO expense	(198)	(5)
Increase in trade payables and accrued liabilities	270	159
Total changes in working capital	$ (91)	$ 117